                                                                   Exhibit 10.45

                                                                  EXECUTION COPY

                                WARRANT AGREEMENT

       WARRANT AGREEMENT, dated as of November 5, 1999 by and between CITICORP MEZZANINE PARTNERS, L.P., a Delaware limited partnership (the "Purchaser"), and SLEEPMASTER HOLDINGS L.L.C., a New Jersey limited liability company (the "Company"). Capitalized terms used herein shall have the meanings given to such terms in Section VI(A) hereof.

       WHEREAS, pursuant to that certain Subordinated Credit Agreement, dated as of the date hereof (as amended, restated or modified from time to time, the "Credit Agreement"), by and among the Purchaser and the Company, the Purchaser is lending to the Company the aggregate sum of $10,000,000 (the "Loan") in accordance with the terms of the Credit Agreement;

       WHEREAS, the Purchaser is acquiring from the Company a warrant in the form attached as Exhibit A hereto (the "Warrant"), representing the right to purchase from the Company 1.298.14 Warrant Interests (as adjusted from time to time pursuant to the provisions of the Warrant) on the terms and conditions set forth in the Warrant.

       WHEREAS, the Warrant is being issued as an inducement and partial consideration for the Purchaser to enter into the Credit Agreement and to make the Loan to the Company, and without such issuance, the Purchaser will not enter into the Credit Agreement.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       I.   Purchase Price and Closing.

            A. Closing. The closing of the issuance of the Warrant to the Purchaser (the "Closing") shall take place simultaneously with the closing pursuant to the Credit Agreement. The date of such Closing is hereinafter referred to as the "Closing Date."

            B. Transactions on Closing Date. At the Closing, the Company shall deliver to the Purchaser the duly issued Warrant.

       II. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

            A. Good Standing. The Company is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of New Jersey.

            B. Authority Relative to this Agreement. The Company has all requisite limited liability company power and authority to enter into and perform its obligations under this Agreement and to issue and deliver the Warrant to the Purchaser. The execution, delivery, and performance by the Company of its obligations under this Agreement, including the issuance and delivery of the Warrant to the Purchaser, have been duly authorized by all necessary limited liability company action on the part of the Company. This Agreement has been duly executed and delivered by the Company and (assuming due execution and delivery by the Purchaser) is a legal, valid, and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

            C. No Conflict or Violation. The execution and delivery of this Agreement by the Company, the performance by the Company of its terms and the issuance and delivery of the Warrant to the Purchaser will not on the Closing Date conflict with or result in a violation of (i) the Certificate of Formation or limited liability company operating agreement of the Company as in effect on the Closing Date, or (ii) any agreement, instrument, law, rule, regulation, order, writ, judgment, or decree to which the Company is a party or is subject, except for such conflicts and violations which will not, in the aggregate, have a material adverse effect on the business, results of operations or financial condition of the Company and will not deprive the Purchaser of any material benefit under this Agreement.

            D. Validity of Issuance. The Warrant to be issued to the Purchaser pursuant to this Agreement and the Warrant Interests issued upon exercise of the Warrant will, when issued, be duly and validly issued, fully paid and nonassessable (assuming in the case of the Warrant Interests, payment of the exercise price is made in accordance with the terms of the Warrant).

       III. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

            A. Investment Intention. The Purchaser is acquiring the Warrant, and if any portion of the Warrant is exercised, the Warrant Interests, for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer, or sell the Warrant or any Warrant Interests, or solicit any offers to purchase or acquire the Warrant or any Warrant Interests, unless the transfer or sale is permitted by the terms of the Warrant and such transfer or sale is (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and has been registered under any applicable state securities or "blue sky" laws, or (ii) pursuant to an exemption from registration under the Securities Act and applicable state securities or "blue sky" laws.

            B. Legend. The Purchaser has been advised by the Company that certificates representing the Warrant will bear any legend required pursuant to the Securityholders Agreement and will bear the following legend:

       THIS WARRANT WAS ORIGINALLY ISSUED ON NOVEMBER 5, 1999 AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT. THIS WARRANT IS ALSO SUBJECT TO (A) A WARRANT AGREEMENT

       DATED AS OF NOVEMBER 5, 1999 BY AND BETWEEN SLEEPMASTER HOLDINGS L.L.C. (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF, AND (B) AN AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT DATED AS OF MARCH 3, 1998 BY AND AMONG THE COMPANY, CERTAIN OTHER SECURITYHOLDERS OF THE COMPANY AND THE COMPANY PURSUANT TO A JOINDER DATED AS OF NOVEMBER 5, 1999 (THE "SECURITYHOLDERS AGREEMENT"), IN EACH CASE AS AMENDED FROM TIME TO TIME. A COPY OF THE WARRANT AGREEMENT AND THE SECURITYHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.

Upon reasonable request of the Company in connection with any permitted transfer of the Warrant or any Warrant Interests (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect), or to an affiliate of the Purchaser), the Purchaser will deliver, if requested by the Company, an opinion of counsel knowledgeable in securities laws reasonably satisfactory to the Company to the effect that such transfer may be effected without registration under the Securities Act. The Company agrees to issue certificates evidencing the Warrant Interests that do not contain such legend upon receipt of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that registration under the Securities Act is not required because of the availability of an exemption from such registration.

            C. Additional Investment Representations. The Purchaser is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

       IV. Information and Observer Rights. Until the Company is a Public Company, the Company shall (a) permit one representative of any holder of the Warrant or the Warrant Interests (as selected by the holders of the majority of the Warrant Interests) (assuming for purposes of this section that the Warrant has been fully exercised), upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its subsidiaries,
(ii) examine the corporate and financial records of the Company and its subsidiaries and make copies thereof or extracts therefrom, and (iii) discuss the affairs, finances and accounts of any such corporations with the advisors, officers, key employees, and independent accountants of the Company and its subsidiaries and (b) provide each holder of the Warrant or Warrant Interests the information set forth in Section 5.1 of the Credit Agreement. Each holder of the Warrant or the Warrant Interests shall, and shall cause his, her or its affiliates and representatives to, keep confidential and not disclose to any other person or entity or use for his, her or its own benefit or the benefit of any other person or entity any confidential proprietary information, technology, know-how, trade secrets (including, without limitation, all results of research and development), product formulas, industrial designs, franchises, inventions or other industrial and intellectual property regarding the Company, its subsidiaries or their respective businesses and operations ("Confidential Information") obtained by such holder or his, her or its affiliates or representatives pursuant to this Section IV; provided, that obligations hereunder shall not apply to Confidential Information that (i) is or becomes generally available to the public without breach of the commitment provided for in this Section; or (ii) is required to be disclosed by law, order or regulation of a court or tribunal or governmental authority; provided, further, that, in any such case, the applicable holder subject to such requirement shall notify the Company as early as reasonably practicable prior to disclosure to allow the Company to take appropriate measures to preserve the confidentiality of such Confidential Information at the cost of the Company.

       V. Attendance at Board Meetings. So long as the Purchaser owns at least 50% of the Warrant Interests issued on the date hereof (assuming for purposes of this Article full exercise of the Warrant), the Purchaser shall have the right to designate one observer (the "Observer") to attend meetings of the Company's Board of Advisors (and committees thereof). The Observer shall not have the right to vote on any matter presented to the Board of Advisors or any committee thereof. The Company shall give the Observer written notice of each meeting of the Board of Advisors and committees thereof at the same time and in the same manner as the members of the Board of Advisors or such committee receive notice of such meetings, and the Company shall permit the Observer to attend as an observer all meetings of its Board of Advisors and committees thereof, unless attendance at such meeting, in the Company's reasonable judgment, would create a conflict of interest for the Purchaser; provided, that in the case of telephonic meetings, the Observer need receive only actual notice thereof at the same time and in the same manner as notice is given to the advisors, and the Observer shall be given the opportunity to listen to such telephonic meetings, unless such notice or opportunity, in the reasonable judgment of the Company, would create a conflict of interest for the Purchaser. The Observer shall be entitled to receive all written materials and other information given to the advisors in connection with such meetings at the same time such materials and information are given to the advisors (unless the receipt thereof, in the reasonable judgment of the Company, would create a conflict of interest for the Purchaser), and the Observer shall keep such materials and information confidential. If the Company proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to the Observer prior to the effective date of such consent. The Company shall provide to the Observer all written materials and other information given to the advisors in connection with such action by written consent at the same time such materials and information are given to the advisors, and the Observer shall keep such materials and information confidential.

       VI.  Miscellaneous

            A. Definitions. For the purposes of this Agreement, the following terms shall have the following meanings:

            "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

            "Class B Units" means the Company's Class B Common Membership Interests, par value $.01 per unit, and any securities into which such Class B Units are hereafter converted or exchanged.

            "Public Company" means a company (i) which is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), or (ii) any of whose equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

            "Registration Rights Agreement" means the Amended and Restated Registration Rights Agreement, dated as of March 3, 1999, among the Company and certain other securityholders of the company to which Purchaser has become a party through a Joinder dated as of the date hereof, as may be amended, modified, or restated from time to time in accordance with its terms.

            "Securityholders Agreement" means the Amended and Restated Securityholders Agreement, dated as of March 3, 1998, among the Company and certain other securityholders of the Company to which Purchaser has become a party through a Joinder dated as of the date hereof as amended, modified, or restated from time to time in accordance with its terms.

            "Warrant Interests" means units of the Class B Units obtained or obtainable upon exercise of the Warrant; provided, that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Interests" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

            B. Other Agreements. The parties hereto acknowledge that upon the exercise of the Warrant, the Warrant Interests and the holders thereof shall be subject to the terms and conditions of each of the Securityholders Agreement and the Registration Rights Agreement.

            C. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, sent via a nationally recognized overnight courier, or via facsimile. Such notices, demands and other communications will be sent to the address indicated below:

                   To the Company:

                               Sleepmaster Holdings L.L.C.
                               2001 Lower Road
                               Linden, NJ 07036-6520
                               Attention:  Mr. Charles Schweitzer
                               Telecopy No.:  (732) 381-3925
                                with copies (which shall not
                                constitute notice to the Company) to:

                                Citicorp Venture Capital, Ltd.
                                399 Park Avenue
                                14th Floor, Zone 4
                                New York, New York  10043
                                Attention:  Thomas F. McWilliams
                                Telecopy No: (212) 888-2940

                                Kirkland & Ellis
                                153 East 53rd Street
                                New York, New York 10022-4675
                                Attention: Kimberly P. Taylor, Esq.
                                Telecopy No.: (212) 446-4900

                         To the Purchaser:

                                c/o Citicorp Capital Investors, Ltd.
                                399 Park Avenue
                                14th Floor, Zone 4
                                New York, New York  10043
                                Attention:   Richard E. Mayberry, Jr.
                                Telecopy No.: (212) 888-2940

                                with a copy (which shall not
                                constitute notice to the Purchaser) to:

                                Kirkland & Ellis
                                153 East 53rd Street
                                New York, New York 10022-4675
                                Attention: Eunu Chun, Esq.
                                Telecopy No.: (212) 446-4900

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party; provided, that the failure to deliver copies of notices as indicated above shall not affect the validity of any notice. Any such communication shall be deemed to have been received (i) when delivered, if personally delivered, or sent by nationally-recognized overnight courier or sent via facsimile or (ii) on the third Business Day following the date on which the piece of mail containing such communication is posted if sent by certified or registered mail.

            D. Assignment. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned by the Company without the prior written consent of the Purchaser.

            E. Amendment. This Agreement may be amended only by a written instrument signed by the Company and the Purchaser.

            F. Waiver. Either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid as to such party if set forth in an instrument in writing signed by such party.

            G. Severability. In the event that any one or more of the provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            H. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS OR CHOICE OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THOSE OF THE STATE OF DELAWARE.

            I. Expenses. All reasonable fees and expenses incurred by the Purchaser in connection with the preparation of this Agreement and the transactions referred to herein, including the reasonable fees of the Purchaser's counsel, shall be paid by the Company, whether or not the issuance of the Warrant, the execution and delivery of the Credit Agreement or any other transaction contemplated hereby is consummated.

            J. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

            K. Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be signed by its duly authorized officers as of the date first written above.

                                SLEEPMASTER HOLDINGS L.L.C.


                                By:
                                            ------------------------------
                                            Name:
                                            Title:


                                CITICORP MEZZANINE PARTNERS, L.P.

                                By:         Citicorp Capital Investors, Ltd.
                                Its:        General Partner

                                By:
                                            ------------------------------
                                            Name:
                                            Title: